Exhibit 99.4

Central European Distribution Corporation

Pro Forma Combined Condensed Financial Information

The unaudited pro forma combined condensed income statements combine the historical consolidated statements of income of Central European Distribution Corporation (“CEDC”), Botapol Holding B.V (“Botapol”) and Przedsiebiorstwo “Polmos” Bialystok S.A. (“Polmos Bialystok”) giving effect to the acquisitions as well as other relevant events as if they had occurred on January 1, 2004. The unaudited pro forma combined condensed balance sheet combines the historical consolidated balance sheet of CEDC and the historical consolidated balance sheet of Botapol and Polmos Bialystok giving effect to the acquisitions as well as other relevant events as if they had occurred on June 30, 2005.

CEDC has accounted for the acquisitions of Botapol and Polmos Bialystok using the purchase method in accordance with SFAS 141, “Business Combinations”, and has allocated the aggregate purchase price to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date.

The pro forma combined condensed information does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements and therefore should be read in conjunction with:

•	the historical financial statements of CEDC included in its Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 15, 2005;

•	the historical financial statements of Botapol for the six months ended June 30, 2005, and for the year ended December 31, 2004, included as Exhibits 99.2 and 99.3, respectively, to CEDC’s Current Report on Form 8-K/A, dated August 17, 2005, filed with the Securities and Exchange Commission on October 17, 2005; and

•	the historical financial statements of Polmos Bialystok for the six months ended June 30, 2005, and for the year ended December 31, 2004, included as Exhibits 99.2 and 99.3, respectively, to CEDC’s Current Report on Form 8-K/A, dated October 12, 2005, filed with the Securities and Exchange Commission on October 17, 2005, and to which this Exhibit 99.4 is an exhibit.

The pro forma adjustments do not reflect operating efficiencies and cost savings that may be achievable with respect to the newly acquired company. The pro forma adjustments do not include any adjustments to the historical operating data for future changes in selling prices or changes in operations.

The allocation of the purchase price in the acquisition as reflected in these unaudited pro forma combined condensed financial statements has been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed as of the date of the acquisition. Management, with the assistance of independent valuation specialists, is currently assessing the fair values of the tangible and intangible assets acquired and liabilities assumed. This preliminary allocation of the purchase price is based on available public information and is dependent upon certain estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma combined condensed financial information.

The pro forma combined condensed financial information is presented for illustrative purposes only and is not intended to be indicative of the financial position and operating results that would have occurred if the acquisition had been consummated in accordance with the assumptions set forth below nor is it intended to be a forecast of future operating results or financial position.

Central European Distribution Corporation

Unaudited Pro Forma Condensed Combined Balance Sheet Information

June 30, 2005

Amounts in columns expressed in thousands of USD

	Historical CEDC	Historical Botapol	Historical Polmos Białystok	Pro forma Adjustments		Pro forma Adjustments		Total Pro forma CEDC with Botapol and Polmos Białystok
CURRENT ASSETS
Cash & cash equivalents	18,497	6,267	12,669	399,263	C	116,558	C
				(11,200)	C	(4,600)	C
				(1,400)	A1	(111,958)	A2
				(147,473)	A1	(13,123)	A2
				(208,842)	A1
				(22)	B1			54,636
Restricted cash	—	—	1,204	208,842	A1	(205,042)	A2
						(3,800)	A2	1,204
Short Term Financial Investments	—	—	31,042	—				31,042
Securities subject to repurchase agreements			50,996	—				50,996
Trade Accounts Receivable	102,373	28,035	20,697	(7,941)	E1	(13,054)	E2
				8,343	B1	—
				3,743	B1	1,910	B2	144,106
Inventories	52,182	10,732	4,727	—				67,641
Prepaid expenses and other current assets	9,305	3,559	3,167	(189)	B1	—		15,842
Deferred income taxes	916	2,111	2,502	—		—		5,529

TOTAL CURRENT ASSETS	183,273	50,704	127,004	243,124		(233,109)		370,996
Goodwill, net	53,994	—		70,334	B1	187,289	B2	311,617
Intangible assets, net	1,954	10,560	119	158,686	B1	122,065	B2
				(34)	B1	—		293,350
Tangible fixed assets, net	14,580	10,316	9,419	1,784	B1	—		36,099
Deferred income taxes	1,669	—	747	(711)		511	B2,C	2,216
Other assets	1,868	4	193	—				2,065

TOTAL ASSETS	257,338	71,584	137,482	473,183		76,756		1,016,343

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade accounts payable	88,295	6,283	4,097	(7,941)	E1	(13,054)	E2
				(3)	B1			77,677
Short term loans and overdraft facilities	30,048	3,909	—	(3,909)	B1			30,048
Current portion of long term debt	209	—	—	—				209
Current portion of obligations under capital leases	2,495	1,040	—	—				3,535
Taxes Payables	2,749	13,832	30,111	—				46,692
Liabilities to shareholders	—	—	62,834	—				62,834
Other accrued liabilities	4,632	18,190	1,631	(287)	B1	—		24,166

TOTAL CURRENT LIABILITIES	128,428	43,254	98,673	(12,140)		(13,054)		245,161
Long-term debt, less current maturities	1,674	—	—	399,263	C	—
				(11,200)	C	—		389,737
Long-term obligations under capital leases	1,240	392	—	—				1,632
Employee benefits	—	—	3,929	—				3,929
Common Stock	170	3,616	26,288	(3,616)	D	(26,288)	D
				34	A1	34	A2	238
Additional paid-in-capital	58,296	9,192		125,164	A1	116,524	A2
				(9,192)	D	—		299,984
Retained earnings	62,586	8,731	(8,820)	(8,731)	D	8,820	D
						(3,727)	C	58,859
Accumulated other comprehensive loss	5,094	6,399	17,412	(6,399)	D	(17,412)	D	5,094
Less Treasury Stock at cost	(150)	—		—		—		(150)

TOTAL STOCKHOLDERS’ EQUITY	125,996	27,938	34,880	97,260		77,951		364,025
MINORITY INTERESTS	—	—	—	—		11,859	B2	11,859

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	257,338	71,584	137,482	473,183		76,756		1,016,343

Central European Distribution Corporation

Unaudited Pro Forma Condensed Combined Income Statement Information

Six month ended June 30, 2005

Amounts in columns expressed in thousands of USD (except per share data)

	Historical CEDC	Historical Botapol	Historical Polmos Bialystok	Pro forma Adjustments		Pro forma Adjustments		Total Pro forma CEDC with Botapol and Polmos Bialystok
Net sales	314,251	38,551	41,057	(9,863)	E	(15,690)	E	368,306
Cost of goods sold	273,663	19,035	25,033	(9,863)	E	(15,690)	E
				(1,184)	E	(764)	E	290,230

Gross profit	40,588	19,516	16,024	1,184		764		78,076
SG&A	26,367	17,262	6,363	228	F1
				(1,077)	G			49,143

Operating income	14,221	2,254	9,661	2,033		764		28,933
Interest expense	(1,691)	(418)		(7,587)	C	(8,845)	C	(18,541)
Interest income	304	83	203	—				590
Profit/(loss) on securities	—	—	1,233	—				1,233
Foreign Exchange Income/(Losses)	(64)	(59)	—	—				(123)
Other non operating income/(Expenses)	(112)	(309)	2,257	—				1,836

Income before income taxes	12,658	1,551	13,354	(5,554)		(8,081)		13,928
Income taxes	(2,438)	(486)	(2,632)	1,012	H	1,535	H	(3,009)

Net income before minority interest	10,220	1,065	10,722	(4,542)		(6,546)		10,919
Minority Interest	—	—	—	—		(3,856)	J	(3,856)

Net income	10,220	1,065	10,722	(4,542)		(10,402)		7,063

Net income per share of common stock, basic	0.61						K	0.30

Net income per share of common stock, diluted	0.60						K	0.29

Central European Distribution Corporation

Unaudited Pro Forma Condensed Combined Income Statement Information

Twelve months ended December 31, 2004

Amounts in columns expressed in thousands of USD (except per share data)

	Historical CEDC		Historical Botapol	Historical Polmos Bialystok	Pro forma Adjustments		Pro forma Adjustments		Total Pro forma CEDC with Botapol and Polmos Bialystok
Net sales	580,744		92,858	81,552	(25,330)	E	(25,340)	E	704,485
Cost of goods sold	506,413		39,382	50,976	(25,330)	E	(25,340)	E
					972	E	1,096	E	548,169

Gross profit	74,331		53,476	30,576	(972)		(1,096)		156,315
SG&A	45,946		33,656	7,357	398	F1
					(3,433)	G			83,924
Operating income	28,385		19,821	23,219	2,063		(1,096)		72,391
Interest expense	(2,441)		(895)	(16)	(15,314)	C	(17,853)	C	(36,519)
Interest income	326		59	854	—				1,239
Profit/(loss) on securities	—		—	4,384	—				4,384
Foreign Exchange Income/(Losses)	(19)		112	—	—				93
Other non operating income/(Expenses)	193		(1,226)	(756)	—				(1,789)

Income before income taxes	26,444		17,870	27,685	(13,251)		(18,949)		39,799
Income taxes	(4,614)		(3,751)	(5,310)	2,442	H	3,600	H	(7,633)

Net income before minority interest	21,830		14,119	22,375	(10,809)		(15,349)		32,166
Minority Interest	—		—	—	—		(7,306)	J	(7,306)

Net income	21,830		14,119	22,375	(10,809)		(22,655)		24,860

Net income per share of common stock, basic	1.31	K						K	1.04

Net income per share of common stock, diluted	1.28	K						K	1.02

Central European Distribution Corporation

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Amounts in columns expressed in thousands of USD (except per share data)

A.	ACQUISITIONS

1)	Botapol Holding B.V.

On August 17, 2005, CEDC completed its acquisition of 100% of the outstanding capital stock of Botapol (the “Botapol Acquisition”) pursuant to its share sale agreement, dated June 27, 2005, with Takirra Investment Corporation N.V., Rémy Cointreau S.A. (“Rémy”) and Botapol Management B.V. (an indirect subsidiary of Rémy). Botapol owns 100% of the outstanding capital stock of both Bols Sp. z. o.o. (“Bols”), its principal operating subsidiary, and Hillcroft Sp. z o.o. (“Hillcroft”). According to the share sale agreement, the purchase price for Botapol was $270.0 million, payable in a combination of cash and shares of CEDC common stock. At closing, CEDC paid $147.5 million in cash and issued 3,382,838 shares of its common stock. Up to $5.0 million of the cash consideration may be reimbursed if the weighted average of the closing price of CEDC’s common stock exceeds $40.65 per share over the four weeks immediately preceding the date that is eighteen months after the closing of the Botapol Acquisition.

Total consideration for the acquisition consisted of the following:

Cash consideration	$147,473
3,382,838 shares of CEDC common stock at $37.01 per share	125,198
Acquisition costs (estimated)	1,400

$274,071

Upon closing of the acquisition the price per share for the 3,382,838 shares of common stock of CEDC was valued at $37.01 based on the closing market price of CEDC common stock for the two days before and the two days after the acquisition announcement date (June 27, 2005). The stock portion of the purchase price is subject to a one-year lock-up period and is entitled to certain customary demand and piggy-back registration rights after the end of the lock-up period. The cash portion of the purchase price was financed by the proceeds of CEDC’s issuance in July 2005 of EUR 325.0 million ($399.3 million using 1.2285 euro exchange rate as of August 17, 2005) of 8% Senior Secured Notes due 2012 (“Notes”).

2)	Przedsiebiorstwo “Polmos” Białystok S.A.

On July 11, 2005, CEDC signed a share purchase agreement with the Polish Treasury Ministry to purchase 61% of the outstanding capital stock of Polmos Bialystok, Poland’s second largest producer of vodka, for a total purchase price of PLN 1.06 billion ($317 million based on the exchange rate as at June 30, 2005). On October 12, 2005, upon receipt of approvals from the Polish anti-monopoly office, the transaction was closed. The acquisition has been funded with the remaining portion of proceeds from the issuance of the Notes ($208.8 million) and the proceeds from the private placement of CEDC shares (see note C). In addition to the shares purchased from the Polish Treasury, CEDC acquired approximately 5% of the outstanding capital stock on the open market for total consideration of PLN 43.2 million ($ 13.1 million), thus raising total ownership to 66%.

Total consideration for the acquisition consisted of the following:

Cash consideration paid to the Polish Treasury	$317,000
Cash paid on the open market	13,123
Acquisition costs (estimated)	3,800

$333,923

B.	DETERMINATION OF GOODWILL

1)	Botapol

In connection with the preparation of the pro forma condensed combined balance sheet information at June 30, 2005 the book values of certain assets are adjusted to estimated fair values as follows:

Cost of acquisition of Botapol	$274,071
Historical net assets of Botapol	(27,938)
Fair value adjustment to tangible fixed assets	(1,784)
Fair value of Bols and Soplica trade marks	(158,686)
Other adjustments	(15,329)

Preliminary Goodwill	$70,334

Other adjustments reflect the result of conforming accounting policies related to the valuation of Botapol’s accounts receivable with the policies used by CEDC ($3,032 thousand), recognition of the accounts receivable resulting from the indemnification for the tax charges related to the previous periods based on the Tax Deed that CEDC entered into on August 17, 2005 with Rémy ($8,343 thousand) as well as an elimination of the assets and liabilities of the entity not acquired ($3,954 thousand).

2)	Polmos Bialystok

In connection with the preparation of the pro forma condensed combined balance sheet information at June 30, 2005 the book values of certain assets are adjusted to estimated fair values as follows:

Cost of acquisition of Polmos Bialystok	$333,923
Historical net assets of Polmos Bialystok	(34,880)
66% share of fair value of trade marks	(122,065)
Minority Interest held by other investors	11,859
Other adjustment	(1,548)
Preliminary Goodwill	$187,289

“Other adjustment” reflects the result of conforming accounting policies related to the valuation of the Polmos Bialystok accounts receivable with the policies used by CEDC.

In accordance with SFAS 142,”Goodwill and Other Intangible Assets”, goodwill is not amortized. The allocation of the excess purchase price to goodwill may be revised upon completion of an independent valuation with regard to the acquisition of the tangible and intangible business assets acquired. CEDC does not expect material adjustments from the completion of this process.

C.	FINANCING OF ACQUISITIONS

To finance the Botapol Acquisition and the Polmos Bialystok acquisition CEDC issued EUR 325.0 million ($399.3 million using 1.2285 euro exchange rate as of August 17, 2005) of 8% Senior Secured Notes due 2012. The Notes will accrue interest at a rate equal to 8% per annum. The interest will be payable semi-annually. The Notes issuance fee amounting to $11.2 million will be amortized using the effective interest method.

The cash consideration portion of the Botapol Acquisition was financed by the release from escrow of $190.5 million of the proceeds from the issuance of the Notes ($147.5 million of cash consideration, $11.2 notes issuance fee, $1.4 million of estimated acquisition cost and $30.4 million of cash for working facilities). The remaining $208.8 million of the Notes proceeds was released from escrow for the closing of the Polmos Bialystok acquisition.

Moreover for the financing of the Polmos Bialystok acquisition, CEDC privately placed 3,360,000 shares of its common stock at $34.69 per share, for gross proceeds of approximately $116.5 million. The per share price represents a 7% discount to the trailing 15-day closing average share price. The net proceeds amounted to $111.0 million.

The interest expenses amounts and amortization of issuance costs using the effective interest method resulting from the issuance of Notes amounts are as follows:

	Botapol	Polmos Bialystok
Interest expenses amount year ended December 31, 2005	$(17,853)	$(15,314)
Interest expenses amount six months ended June 30, 2005	$(8,845)	$(7,587)

D.	ELIMINATION OF ACQUIRED COMPANIES SHAREHOLDERS’ EQUITY ACCOUNTS

The following adjustments are made to eliminate the June 30, 2005 stockholders’ equity accounts of Botapol and Polmos Bialystok:

	June 30, 2005
	Botapol	Polmos Bialystok
Common Stock	$(3,616)	$(26,288)
Additional paid in capital	(9,192)	—
Retained earnings	(8,731)	8,820
Accumulated other comprehensive income	(6,399)	(17,412)

	$(27,938)	$(34,880)

E.	ELIMINATION OF INTERCOMPANY TRANSACTIONS

The following adjustments are made to eliminate the June 30, 2005 and December 31, 2004 intercompany transactions in the consolidated income statement and balance sheet:

1)	Botapol

	June 30, 2005	December 31, 2004
Sales from Botapol to CEDC	$(9,863)	$(25,330)
Movement in intercompany unrealized profit in inventory	$(1,184)	$972

Intercompany accounts payable between CEDC and Botapol as at the June 30, 2005	$(7,941)

2)	Polmos Bialystok

	June 30, 2005	December 31, 2004
Sales from Polmos Bialystok to CEDC	$(15,690)	$(25,340)
Movement in intercompany unrealized profit in inventory	$(764)	$1,096

Intercompany accounts payable between CEDC and Polmos Bialystok as at the June 30, 2005	$(13,054)

F.	TANGIBLE ASSETS FAIR VALUE ADJUSTMENT

1)	Botapol

The increase to fair market value of the acquired tangible assets subsequently increases the historical depreciation expense for 2004 and the six months ended June 30, 2005 of $398 thousand and $228 thousand, respectively.

2)	Polmos Bialystok

A final determination of the fair values of Polmos Bialystok tangible assets is in progress. The management does not expect significant changes upon completion of this process.

G.	ROYALTY PAYMENTS IN BOTAPOL

According to the trademark agreement signed as a part of the Botapol Acquisition, CEDC received an exclusive perpetual royalty-free right to use the Bols trademark with respect to vodka in Poland and Russia. CEDC will not incur royalties in the future. Rather, the right to the Bols trademark was recognized as the result of the transaction as a component of intangible assets. The trademark has an indefinite useful life and will not be amortized.

The elimination adjustments resulting from this are as follows:

	June 30, 2005	December 31, 2004
Elimination of royalties payment	$1,077	$3,433

H.	PRO FORMA INCOME TAX ADJUSTMENTS

1)	Botapol

The pro forma income tax entry takes the following items into consideration:

	June 30, 2005	December 31, 2004
Elimination of royalties payment	$(205)	$(652)
Interest and amortized issuance costs related to the Notes	1,442	2,910
Elimination of unrealized profit in inventory	(225)	185

	$1,012	$2,442

2)	Polmos Bialystok

	June 30, 2005	December 31, 2004
Interest and amortized issuance costs related to the Notes	$1,680	$3,392
Elimination of unrealized profit in inventory	(145)	208
	$1,535	$3,600

The tax rate for both periods equals 19%

I.	PERSONNEL REDUCTIONS

CEDC’s management does not presently anticipate any significant personnel reductions as a result of the acquisition.

J.	PRO FORMA MINORITY INTEREST OF INCOME STATEMENT ELIMINATION

As a result of the acquisition of 66% of the outstanding capital stock of Polmos Bialystok the adjustments to reflect the 34% minority interest in the combined condensed income statement were as follows:

	June 30, 2005	December 31, 2004
Elimination of minority interest related to historical Polmos Bialystok Net Income	$(3,645)	$(7,608)
Elimination of minority interest related to unrealized profit in inventory	(211)	302
	$(3,856)	$(7,306)

K.	PRO FORMA NET INCOME PER SHARE INFORMATION

Pro forma net income per share information considers the effects of shares issued in connection with the Botapol and Polmos Bialystok transactions (see notes A and C). The shares used for these calculations were follows:

	June 30, 2005		December 31, 2004
	Historical	Pro forma[1]	Historical	Pro forma[1]
Basic	16,695	23,438	16,308	23,051
Diluted	17,037	23,780	16,718	23,461

[1]	Includes the following:

3,382,838 common shares issued in regard to the Botapol Acquisition

3,360,000 common shares issued in regard to the private placement offering